                                                                   EXHIBIT 10.54

                                    ANNEX I
                                      TO
                     AMENDED AND RESTATED CREDIT AGREEMENT
                          DATED AS OF AUGUST 28, 1998

                          LIST OF LENDERS; COMMITMENT
                      AMOUNTS; APPLICABLE LENDING OFFICES


1.    FIRST SOURCE FINANCIAL LLP
      c/o First Source Financial, Inc.
      2850 West Golf Road
      5th Floor
      Rolling Meadows, Illinois  60008

      REVOLVING LOAN COMMITMENT AMOUNT:      $ 5,000,000

      TERM LOAN A COMMITMENT AMOUNT:         $30,000,000

      TERM LOAN B COMMITMENT AMOUNT:         $0

      DOMESTIC LENDING OFFICE:               2850 West Golf Road
                                             5th Floor
                                             Rolling Meadows, Illinois  60008

      LIBOR LENDING OFFICE:                  2850 West Golf Road
                                             5th Floor
                                             Rolling Meadows, Illinois  60008

2.    THE TRAVELERS INSURANCE COMPANY (TRAL & CO.)
      One Tower Square, Plaza Building
      10th Floor
      Hartford, Connecticut  06183

      REVOLVING LOAN COMMITMENT AMOUNT:      $0

      TERM LOAN A COMMITMENT AMOUNT:         $0

      TERM LOAN B COMMITMENT AMOUNT:         $ 5,000,000

      DOMESTIC LENDING OFFICE:               One Tower Square, Plaza Building
                                             10th Floor
                                             Hartford, Connecticut  06183

      LIBOR LENDING OFFICE:                  One Tower Square, Plaza Building
                                             10th Floor
                                             Hartford, Connecticut  06183

3.    ALLSTATE INSURANCE COMPANY
      Private Placements
      3075 Sanders Road, Suite G3A
      Northbrook, Illinois  60062-7127

      REVOLVING LOAN COMMITMENT AMOUNT:      $0

      TERM LOAN A COMMITMENT AMOUNT:         $5,000,000

      TERM LOAN B COMMITMENT AMOUNT:         $0

      DOMESTIC LENDING OFFICE:               3075 Sanders Road, Suite G3A
                                             Northbrook, Illinois  60062-7127

      LIBOR LENDING OFFICE:                  3075 Sanders Road, Suite G3A
                                             Northbrook, Illinois  60062-7127

4.    ALLSTATE LIFE INSURANCE COMPANY
      Private Placements
      3075 Sanders Road, Suite G3A
      Northbrook, Illinois  60062-7127

      REVOLVING LOAN COMMITMENT AMOUNT:      $0

      TERM LOAN A COMMITMENT AMOUNT:         $5,000,000

      TERM LOAN B COMMITMENT AMOUNT:         $0

      DOMESTIC LENDING OFFICE:               3075 Sanders Road, Suite G3A
                                             Northbrook, Illinois  60062-7127

      LIBOR LENDING OFFICE:                  3075 Sanders Road, Suite G3A
                                             Northbrook, Illinois  60062-7127

5.    EATON VANCE MANAGEMENT (SENIOR DEBT PORTFOLIO)
      24 Federal Street, 6th Floor
      Boston, Massachusetts  02110

      REVOLVING LOAN COMMITMENT AMOUNT:      $0

      TERM LOAN A COMMITMENT AMOUNT:         $5,000,000

      TERM LOAN B COMMITMENT AMOUNT:         $0

      DOMESTIC LENDING OFFICE:               24 Federal Street, 6th Floor
                                             Boston, Massachusetts  02110

      LIBOR LENDING OFFICE:                  24 Federal Street, 6th Floor
                                             Boston, Massachusetts  02110

6.    FIDELITY & GUARANTY LIFE INSURANCE CO.
      C/O FALCON ASSET MANAGEMENT
      6225 Smith Avenue, LBO102
      Baltimore, Maryland  21209-3653

      REVOLVING LOAN COMMITMENT AMOUNT:      $0

      TERM LOAN A COMMITMENT AMOUNT:         $0

      TERM LOAN B COMMITMENT AMOUNT:         $5,500,000

      DOMESTIC LENDING OFFICE:               6225 Smith Avenue, LBO102
                                             Baltimore, Maryland  21209-3653

      LIBOR LENDING OFFICE:                  6225 Smith Avenue, LBO102
                                             Baltimore, Maryland  21209-3653

7.    UNITED STATES FIDELITY & GUARANTY COMPANY
      C/O FALCON ASSET MANAGEMENT
      6225 Smith Avenue, LBO102
      Baltimore, Maryland  21209-3653

      REVOLVING LOAN COMMITMENT AMOUNT:      $0

      TERM LOAN A COMMITMENT AMOUNT:         $0

      TERM LOAN B COMMITMENT AMOUNT:         $2,000,000

      DOMESTIC LENDING OFFICE:               6225 Smith Avenue, LBO102
                                             Baltimore, Maryland  21209-3653

      LIBOR LENDING OFFICE:                  6225 Smith Avenue, LBO102
                                             Baltimore, Maryland  21209-3653


8.    CARAVELLE INVESTMENT FUND, L.L.C.
      425 Lexington Avenue
      2nd Floor
      New York, NY  10017

      REVOLVING LOAN COMMITMENT AMOUNT:      $0

      TERM LOAN A COMMITMENT AMOUNT:         $7,500,000

      TERM LOAN B COMMITMENT AMOUNT:         $0

      DOMESTIC LENDING OFFICE:               c/o Caravelle Advisors, L.L.C.
                                             2nd Floor
                                             425 Lexington Avenue
                                             New York, NY  10017

      LIBOR LENDING OFFICE:                  c/o Caravelle Advisors, L.L.C.
                                             2nd Floor
                                             425 Lexington Avenue
                                             New York, NY  10017

9.    CIBC OPPENHEIMER CORP.
      425 Lexington Avenue
      5th Floor
      New York, NY  10017

      REVOLVING LOAN COMMITMENT AMOUNT:      $0

      TERM LOAN A COMMITMENT AMOUNT:         $6,000,000

      TERM LOAN B COMMITMENT AMOUNT:         $0

      DOMESTIC LENDING OFFICE:               CIBC Oppenheimer Corp.
                                             5th Floor
                                             425 Lexington Avenue
                                             New York, NY  10017

      LIBOR LENDING OFFICE:                  CIBC Oppenheimer Corp.
                                             5th Floor
                                             425 Lexington Avenue
                                             New York, NY  10017

10.   SANWA BUSINESS CREDIT CORPORATION
      One South Wacker Drive
      14th Floor
      Chicago, Illinois  60606

      REVOLVING LOAN COMMITMENT AMOUNT:      $0

      TERM LOAN A COMMITMENT AMOUNT:         $5,000,000

      TERM LOAN B COMMITMENT AMOUNT:         $0

      DOMESTIC LENDING OFFICE:               One South Wacker Drive
                                             14th Floor
                                             Chicago, Illinois  60606

      LIBOR LENDING OFFICE:                  One South Wacker Drive
                                             14th Floor
                                             Chicago, Illinois  60606

11.   CHANCELLOR\TRITON CBO, LIMITED
      1166 Avenue of the Americas
      New York, New York  10036

      REVOLVING LOAN COMMITMENT AMOUNT:      $0

      TERM LOAN A COMMITMENT AMOUNT:         $4,000,000

      TERM LOAN B COMMITMENT AMOUNT:         $1,000,000

      DOMESTIC LENDING OFFICE:               1166 Avenue of the Americas
                                             New York, New York  10036

      LIBOR LENDING OFFICE:                  1166 Avenue of the Americas
                                             New York, New York  10036

                                  SCHEDULE A
                                      TO
                     AMENDED AND RESTATED CREDIT AGREEMENT
                          DATED AS OF AUGUST 28, 1998

                             CLOSING DOCUMENT LIST


                                   Attached

                                  SCHEDULE B
                                      TO
                     AMENDED AND RESTATED CREDIT AGREEMENT
                          DATED AS OF AUGUST 28, 1998

                             DISCLOSURE SCHEDULES


                                   Attached

                                    ANNEXES
                                    -------

     ANNEX I                  List of Lenders; Commitment Amounts; Applicable
                              Lending Offices



                                   SCHEDULES
                                   ---------

     SCHEDULE A               Closing Document List
     SCHEDULE B               Disclosure Schedules
     SCHEDULE B, PART 6.1     States in which Qualified
     SCHEDULE B, PART 6.9     Contingent Obligations and Other Liabilities
     SCHEDULE B, PART 6.10    Chief Executive Offices; Locations of Collateral
     SCHEDULE B, PART 6.11    Subsidiaries
     SCHEDULE B, PART 6.12    Pending Judgments, Litigation and other Claims
     SCHEDULE B, PART 6.14    Labor Contracts
     SCHEDULE B, PART 6.16    Plans
     SCHEDULE B, PART 6.17    Environmental Matters
     SCHEDULE B, PART 6.20    Tax Matters; Tax Sharing Agreements
     SCHEDULE B, PART 6.21    Material Contracts
     SCHEDULE B, PART 6.22    Memorandum
     SCHEDULE B, PART 8.8     Existing Indebtedness
     SCHEDULE B, PART 8.9     Existing Liens


                                   EXHIBITS
                                   --------

     EXHIBIT A                Form of Borrowing Base Certificate
     EXHIBIT B-1              Form of Extension Request
     EXHIBIT B-2              Form of Increase Request
     EXHIBIT C                Form of LIBOR Election Notice
     EXHIBIT D                Form of Notice of Borrowing
     EXHIBIT E                Form of Revolving Note
     EXHIBIT F                Form of Term Loan A Note
     EXHIBIT G                Form of Term Loan B Note
     EXHIBIT H                Form of Compliance Certificate
     EXHIBIT I                Form of Assignment and Assumption Agreement

                                   EXHIBIT A
                                   ---------

                      FORM OF BORROWING BASE CERTIFICATE
                      ----------------------------------


     I,_______________________, in my capacity as
________________________________ of Mikohn Gaming Corporation, a Nevada
corporation ("BORROWER"), hereby certify in connection with the Amended and Restated Credit Agreement dated as of August 28, 1998 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "AMENDED AND RESTATED CREDIT AGREEMENT"), among Borrower, the Lenders party thereto and First Source Financial LLP, an Illinois limited liability partnership, in its capacity as agent for the Lenders party thereto (in such capacity, the "AGENT"), that I am the duly elected ____________________________ of Borrower and that the information and each calculation set forth in the attached Borrowing Base Certificate are true, correct and complete as of the Computation Date set forth on such Borrowing Base Certificate and are calculated in accordance with the Credit Agreement. Unless otherwise defined herein, all terms used herein shall have the meanings ascribed to them in the Credit Agreement.

     Borrower hereby certifies that Borrower is in material compliance with all the terms and provisions set forth in the Amended and Restated Credit Agreement and no Default or Event of Default has occurred and is continuing.


Dated:_______________,________



                             MIKOHN GAMING CORPORATION, a Nevada corporation


                             By:____________________________________________
                             Name:__________________________________________
                             Title:_________________________________________

                           MIKOHN GAMING CORPORATION
                           BORROWING BASE CERTIFICATE


I.   BORROWING BASE CALCULATION AS OF ____________,
     ______ (THE "COMPUTATION DATE")

     Eligible Accounts Receivable at Computation Date    (A)   $_____________

                                                         (B)              .85

     Availability (A x B)                                (C)   $_____________

     Eligible Inventory at Computation Date              (D)   $_____________

                                                         (E)              .60

     Availability (D x E)                                (F)   $_____________

     Borrowing Base at Computation Date (C + F)                $_____________

II.  CALCULATION OF ELIGIBLE ACCOUNTS RECEIVABLE

     1.  Total Accounts Receivable at Computation Date         $_____________

     2.  Total Accounts Receivables Reduced by:

         Accounts arising out of a sale made by Credit
         Party to an Affiliate of such Credit Party or to any
         other Credit Party                                    $_____________

         Unpaid Accounts more than ninety (90) days after
         the original payment due date                         $_____________

         Accounts from the same account debtor or its
         Affiliate and fifty percent (50%) or more of all
         Accounts from that same account debtor (and its
         Affiliates) which are ineligible under (J) above      $_____________

         Accounts where the account debtor is a creditor of
         such Credit Party, has asserted in writing a right of
         setoff against such Credit Party, has disputed in
         writing its liability or made any written claim with
         respect to the said Account or any other Account
         which has not been resolved, but in each of the
         foregoing cases, solely to the extent of the amount
         of such actual or asserted right of setoff, or the
         amount of such dispute or claim, as the case may
         be and in all events as evidenced or asserted in
         writing                                               $_____________

         Accounts where the account debtor is (or the
         assets of the account debtor are) the subject of an
         Insolvency Event unless the account debtor has
         obtained post-petition financing on terms
         reasonably acceptable to Agent                        $_____________

         Accounts which are not payable in United States
         dollars or Canadian dollars or the account debtor
         for the Account is located outside the continental
         United States and Canada, unless the Accounts are
         supported by an irrevocable letter of credit
         satisfactory to Agent (as to form, substance and
         issuer) and assigned to and directly drawable by
         Agent                                                 $_____________

         Accounts where the sale to the account debtor is
         on a guaranteed sale, sale-and-return, sale on
         approval or consignment basis or made pursuant to
         any other written agreement providing for
         repurchase or return                                  $_____________

         Accounts where the account debtor is the United
         States of America or any department, agency or
         instrumentality thereof, unless such Credit Party
         duly assigns its rights to payment of such Accounts
         to Agent pursuant to the Assignment of Claims
         Act of 1940, as amended (31 U.S.C. (S)(S) 3727 et
         seq.)                                                 $_____________

         Accounts arising under contracts where payment is
         due over the term of the contract, the goods giving
         rise to such Accounts have not been shipped and
         delivered to and accepted by the account debtor,
         the services giving rise to such Accounts have not
         been performed and accepted or the Accounts
         otherwise do not represent a final sale               $_____________

         Accounts which do not comply in all material
         respects with all Requirements of Law                 $_____________

         Accounts which are not subject to a valid and
         perfected first priority Lien in favor of Agent or
         does not otherwise conform to the representations
         and warranties contained in the Credit Documents      $_____________

3.       Eligible Accounts Receivable at Computation Date      $_____________

III.     CALCULATION OF ELIGIBLE INVENTORY

         1.  Total Eligible Inventory at Computation Date      $_____________

         2.  Total Eligible Inventory Reduced by:

             Inventory not owned solely by such Credit Party
             or such Credit Party does not have good, valid
             and marketable title thereto                      $_____________

             Inventory not located in the United States or
             Canada                                            $_____________

             Inventory not located on property owned by a
             Credit Party or by a third party that has
             executed and delivered a Collateral Access
             Agreement (other than Proprietary Gaming
             Equipment located on property owned by a third
             party who has not executed and delivered a
             Collateral Access Agreement to the extent such
             Proprietary Gaming Equipment is located on
             such property solely for the purpose of a
             temporary field trial) and, in the case of
             Inventory located on property owned by such a
             third party, it is segregated or otherwise
             separately identifiable from goods of others, if
             any, stored on such property                      $_____________

             Inventory not subject to a valid and perfected
             first priority Lien in favor of Agent, except,
             with respect to such Inventory stored at locations
             other than locations owned by a Credit Party,
             for Liens for unpaid rent or normal and
             customary warehousing charges                     $_____________

             Inventory subject to a reserve for obsolescence
             established in accordance with GAAP               $_____________

         3.  Eligible Inventory at Computation Date            $_____________

                                  EXHIBIT B-1
                                  -----------

                           FORM OF EXTENSION REQUEST
                           -------------------------


First Source Financial LLP
2850 West Golf Road
5th Floor
Rolling Meadows, IL 60008
Attention: Contract Administration

Ladies and Gentlemen:

     This Extension Request is furnished pursuant to the Amended and Restated Credit Agreement, dated as of August 28, 1998 (as from time to time amended, modified or supplemented, the "Amended and Restated Credit Agreement"), among Mikohn Gaming Corporation, a Nevada corporation, the financial institutions from time to time party thereto, as Lenders, and First Source Financial LLP, an Illinois registered limited liability partnership, as Agent for such Lenders. Capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Amended and Restated Credit Agreement.

     In accordance with Section 2.1.2 of the Amended and Restated Credit
                        -------------
Agreement, the undersigned hereby requests an extension of the Expiration Date of the Revolving Loan Commitments to __________, ___, (or, if such date is not a Business Day, to the next preceding Business Day).

     Borrower hereby represents and warrants that no Default or Event of Default presently exists and is continuing.

     Please acknowledge and confirm (on behalf of the Revolving Lenders) such extension by signing the enclosed copy of this letter in the space provided below and returning it to the undersigned.

                                                 Very truly yours,

                                                 MIKOHN GAMING CORPORATION, a
                                                 Nevada corporation

                                                 By:___________________________
                                                 Name:_________________________
                                                 Title:________________________

The undersigned hereby acknowledges and confirms (on behalf of the Revolving Lenders), this ____ day of _____________, 19__, the extension of the Expiration Date as requested above.


FIRST SOURCE FINANCIAL LLP

By:  First Source Financial, Inc.,
     its Agent/Manager


     By: _______________________________
     Name Printed: _____________________
     Its: ______________________________

                                  EXHIBIT B-2
                                  -----------

                           FORM OF INCREASE REQUEST
                           ------------------------

First Source Financial LLP
2850 West Golf Road
5th Floor
Rolling Meadows, IL 60008
Attention:  Contract Administration

Ladies and Gentlemen:

     This Increase Request is furnished pursuant to the Amended and Restated Credit Agreement, dated as of August 28, 1998 (as from time to time amended, modified or supplemented, the "Amended and Restated Credit Agreement"), among Mikohn Gaming Corporation, a Nevada corporation, the financial institutions from time to time party thereto, as Lenders, and First Source Financial LLP, an Illinois registered limited liability partnership, as Agent for itself and the other Lenders. Capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Amended and Restated Credit Agreement.

     In accordance with Section 2.1.2 of the Amended and Restated Credit
                        -------------
Agreement, the undersigned hereby requests an increase of the Revolving Loan Commitments to $___________________ on __________, _____ (or, if such date is not a Business Day, to the next preceding Business Day) and propose _______________ as a new Revolving Lender.

     Borrower hereby represents and warrants that no Default or Event of Default presently exists and is continuing.

     Please acknowledge and confirm such extension by signing the enclosed copy of this letter in the space provided below and returning it to the undersigned.

                                                  Very truly yours,

                                                  MIKOHN GAMING CORPORATION, a
                                                  Nevada corporation

                                                  By:___________________________
                                                  Name:_________________________
                                                  Title:________________________

The undersigned hereby acknowledges and confirms, this ____ day of _____________, 19__, the increase of the Revolving Loan Commitments on
_______________, _______ by adding __________________ as a new Revolving Lender, as requested above.


FIRST SOURCE FINANCIAL LLP

By:  First Source Financial, Inc.,
     its Agent/Manager

     By: _______________________________
     Name Printed: _____________________
     Its: ______________________________

                                   EXHIBIT C
                                   ---------

                           NOTICE OF LIBOR ACTIVITY
                           ------------------------


TO:       First Source Financial, Inc., as Servicer
          2850 West Golf Road
          5th Floor
          Rolling Meadows, Illinois  60008

ATTN:     Loan Administration

RE:       LIBOR Activity

     We refer to that certain Amended and Restated Credit Agreement, dated as of August 28, 1998 (as amended, restated, supplemented or otherwise modified from time to time, the "Amended and Restated Credit Agreement") by and among MIKOHN GAMING CORPORATION, a Nevada corporation, as Borrower, the financial institutions from time to time party thereto, as Lenders, and FIRST SOURCE FINANCIAL LLP, as Agent for itself and the other Lenders. Capitalized terms used but not otherwise defined herein are used herein as defined in the Amended and Restated Credit Agreement.

     Pursuant to Section 2.5 of the Amended and Restated Credit Agreement, Borrower hereby requests Lenders to convert and or continue the Loan(s) indicated below (collectively, the "Requested LIBOR Activity"):

          Please circle relevant transactions/activities
                and complete requested information
          ---------------------------------------------

LIBOR CREATE (Conversion from Reference Rate):
---------------------------------------------

Effective Date:  _____________________

Term [months] (circle one)    1    3    6

Amount:   _________________ [minimum $1,000,000 in increments of $100,000]

Affected Tranche:  (circle one)          Revolver       Term Loan A

LIBOR MATURING:
--------------

CONTINUATION TO NEW LIBOR RATE

Original Date:  _____________________

Original Amount:  ___________________

Affected Tranche:  (circle one)          Revolver       Term Loan A

Effective Date:  __________________

Term [months] (circle one)          1    3    6

Amount:   __________  [minimum $1,000,000 in increments of $100,000]

Comments:_______________________________________________________________________
________________________________________________________________________________
_____.

     To induce Agent and Lenders to effect the Requested LIBOR Activity, Borrower hereby represents and warrants to Agent and Lenders that:

     (a) No Event of Default or Default has occurred and is continuing, or has resulted or will result from such Requested LIBOR Activity.

     (b) The warranties contained in the Amended and Restated Credit Agreement and in the Credit Documents are true and correct in all material respects as of the date hereof, with the same effect as though made on the date hereof (other than representations and warranties which expressly relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date).

Dated this ____ day of ____________, ____.


                                           MIKOHN GAMING CORPORATION, a
                                           Nevada corporation

                                           By: __________________________
                                           Name: ________________________
                                           Title: _______________________

                                  SCHEDULE I

                               FOR FSFI USE ONLY

Rate set for _______________ month LIBOR

Please be advised that the rate set for the LIBOR effective _________________
(date) for ___________________________________________________________ (tranche)
has been set as follows:

LIBOR Rate:         _________
*Spread             _________
All in Rate:        _________

Effective:          _________
Maturity Date:      _________
Total Principal:    _________

                                   EXHIBIT D
                                   ---------

                          FORM OF NOTICE OF BORROWING
                          ---------------------------

To:  First Source Financial LLP
     2850 West Golf Road
     5th Floor
     Rolling Meadows, Illinois 60008
     Attention:  Contract Administration

     We refer to the Amended and Restated Credit Agreement dated as of August 28, 1998 (herein as heretofore amended or modified called the "Amended and Restated Credit Agreement") among Mikohn Gaming Corporation, a Nevada corporation ("Borrower"), the financial institutions from time to time party thereto, as Lenders, and First Source Financial LLP, an Illinois registered limited liability partnership as Agent for such Lenders. Capitalized terms used but not elsewhere defined herein are used herein as defined in the Amended and Restated Credit Agreement.

     Pursuant to Section 2.1 of the Amended and Restated Credit Agreement, the undersigned hereby requests a Revolving Loan to be made on ____________, ____ in the principal amount of $____________________ ("Requested Loan") to Borrower.

     To induce Lenders to make the Requested Loan Borrower hereby represents and warrants to Agent and Lenders that:

     (a) No Event of Default or Default has occurred and is continuing, or has resulted or will result from the making of the Requested Loan.

     (b) The warranties and representations contained in Article 6 of the Amended and Restated Credit Agreement and in the Credit Documents are true and correct in all material respects as of the date hereof, with the same effect as though made on the date hereof (other than representations and warranties which expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date).

Dated this ________ day of ______________________, ____.


                                         MIKOHN GAMING CORPORATION, a
                                         Nevada corporation

                                         By: _________________________
                                         Name: _______________________
                                         Title:_______________________

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE TRANSFERABLE WITHOUT COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH LAWS UNLESS AN EXEMPTION OR EXCLUSION FROM REGISTRATION IS AVAILABLE.

                                   EXHIBIT E
                                   ---------


                            FORM OF REVOLVING NOTE
                            ----------------------


$5,000,000.00                                               Due October 15, 2002
CUSIP No. ____________                                  Executed August 28, 1998


     FOR VALUE RECEIVED, on or before October 15, 2002, the undersigned hereby promises to pay to the order of ______________________, a(n) ___________________
("Lender"), at the principal office of LaSalle National Bank in Chicago, Illinois, the principal amount of FIVE MILLION AND NO/100 DOLLARS
($5,000,000.00) or, if less, the aggregate unpaid principal amount of all Revolving Loans made by Lender pursuant to the Amended and Restated Credit Agreement hereinafter referred to.

     The undersigned further promises to pay interest on the unpaid principal amount of each Revolving Loan from the date of such Revolving Loan until such Revolving Loan is paid in full, payable at such rate(s) and at such time(s), applicable to Revolving Loans as provided in the Amended and Restated Credit Agreement hereinafter referred to.

     This Note evidences certain indebtedness incurred under, and is entitled to the benefits of, that certain Amended and Restated Credit Agreement of even date herewith (and, if amended, all amendments thereto) among the undersigned, the financial institutions from time to time party thereto, and First Source Financial LLP, an Illinois registered limited liability partnership, as agent for such financial institutions (herein called the "Amended and Restated Credit Agreement"), to which Amended and Restated Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Note may be paid prior to its due date or its due date accelerated. Reference is hereby made to the Amended and Restated Credit Agreement for provisions relating to reductions in the principal amount of this Note. Terms used but not otherwise defined herein are used herein as defined in the Amended and Restated Credit Agreement hereinabove referred to.

     This Note is secured pursuant to the Amended and Restated Credit Agreement and the Credit Documents referred to therein, and reference is made thereto for a statement of terms and provisions.

     This Note is issued in substitution and replacement of, and evidences, in part, Obligations previously evidenced by the Notes of the Borrower made payable to the order of Lenders under and as defined in the Original Credit Agreement. This Note shall not constitute a novation.

     In addition to and not in limitation of the foregoing and the provisions of the Amended and Restated Credit Agreement hereinabove referred to, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

     This Note is made under and governed by the laws of the State of Illinois without regard to conflict of laws principles.


                                             MIKOHN GAMING CORPORATION,
                                             a Nevada corporation


                                             By:________________________
                                             Name:______________________
                                             Title:_____________________

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE TRANSFERABLE WITHOUT COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH LAWS UNLESS AN EXEMPTION OR EXCLUSION FROM REGISTRATION IS AVAILABLE.

                                   EXHIBIT F
                                   ---------

                              FORM OF TERM NOTE A
                              -------------------

$__________________                                         Due October 15, 2004
CUSIP No. ____________                                  Executed August 28, 1998


     FOR VALUE RECEIVED, on or before October 15, 2004, the undersigned hereby promises to pay to the order of [INSERT LENDER NAME] (a/an) ________________ ("Lender") at the principal office of LaSalle National Bank in Chicago, Illinois, the principal amount of _____________ MILLION AND NO/100 DOLLARS ($__,000,000.00) or, if less, the aggregate unpaid principal amount of Term Loan A made by Lender pursuant to the Amended and Restated Credit Agreement hereinafter referred to.

     The undersigned further promises to pay interest on the unpaid principal amount of Term Loan A from the date hereof until Term Loan A is paid in full, payable at such rate(s) and at such time(s), applicable to the Term Loan A as provided in the Amended and Restated Credit Agreement hereinafter referred to.

     This Note evidences certain indebtedness incurred under, and is entitled to the benefits of, that certain Amended and Restated Credit Agreement of even date herewith (and, if amended, all amendments thereto) among the undersigned, the financial institutions from time to time party thereto, and First Source Financial LLP, an Illinois limited liability partnership as agent for such financial institutions (herein called the "Amended and Restated Credit Agreement"), to which Amended and Restated Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Note may be paid prior to its due date or its due date accelerated. Terms used but not otherwise defined herein are used herein as defined in the Amended and Restated Credit Agreement hereinabove referred to.

     This Note is secured pursuant to the Amended and Restated Credit Agreement and the Credit Documents referred to therein, and reference is made thereto for a statement of terms and provisions.

     This Note is issued in substitution and replacement of, and evidences, in part, Obligations previously evidenced by the Notes of the Borrower made payable to the order of Lenders under and as defined in the Original Credit Agreement. This Note shall not constitute a novation.

     In addition to and not in limitation of the foregoing and the provisions of the Amended and Restated Credit Agreement hereinabove referred to, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

     This Note is made under and governed by the laws of the State of Illinois without regard to conflict of laws principles.


                                             MIKOHN GAMING CORPORATION,
                                             a Nevada corporation


                                             By:____________________________
                                             Name:__________________________
                                             Title:_________________________

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE TRANSFERABLE WITHOUT COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH LAWS UNLESS AN EXEMPTION OR EXCLUSION FROM REGISTRATION IS AVAILABLE.

                                   EXHIBIT G
                                   ---------

                              FORM OF TERM NOTE B
                              -------------------

$___,000,000.00                                             Due October 15, 2004
CUSIP No. ____________                                  Executed August 28, 1998


     FOR VALUE RECEIVED, on or before October 15, 2004, the undersigned hereby promises to pay to the order of [INSERT LENDER NAME] (a/an) ___________________ ("Lender") at the principal office of LaSalle National Bank in Chicago, Illinois, the principal amount of __________ MILLION AND NO/100 DOLLARS ($__,000,000.00) or, if less, the aggregate unpaid principal amount of Term Loan B made by Lender pursuant to the Amended and Restated Credit Agreement hereinafter referred to.

     The undersigned further promises to pay interest on the unpaid principal amount of Term Loan B from the date hereof until Term Loan B is paid in full, payable at such rate(s) and at such time(s), applicable to the Term Loan B as provided in the Amended and Restated Credit Agreement hereinafter referred to.

     This Note evidences certain indebtedness incurred under, and is entitled to the benefits of, that certain Amended and Restated Credit Agreement of even date herewith (and, if amended, all amendments thereto) among the undersigned, the financial institutions from time to time party thereto, and First Source Financial LLP, an Illinois limited liability partnership, as agent for such financial institutions (herein called the "Amended and Restated Credit Agreement"), to which Amended and Restated Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Note may be paid prior to its due date or its due date accelerated. Terms used but not otherwise defined herein are used herein as defined in the Amended and Restated Credit Agreement hereinabove referred to.

     This Note is secured pursuant to the Amended and Restated Credit Agreement and the Credit Documents referred to therein, and reference is made thereto for a statement of terms and provisions.

     This Note is issued in substitution and replacement of, and evidences, in part, Obligations previously evidenced by the Notes of the Borrower made payable to the order of Lenders under and as defined in the Original Credit Agreement. This Note shall not constitute a novation.

     In addition to and not in limitation of the foregoing and the provisions of the Amended and Restated Credit Agreement hereinabove referred to, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this
Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

     This Note is made under and governed by the laws of the State of Illinois without regard to conflict of laws principles.


                                             MIKOHN GAMING CORPORATION,
                                             a Nevada corporation


                                             By:___________________________
                                             Name:_________________________
                                             Title:________________________

                                   EXHIBIT H
                                   ---------

                        FORM OF COMPLIANCE CERTIFICATE
                        ------------------------------


TO:  First Source Financial LLP,
       as Agent and a Lender
     2850 W. Golf Road, 5th Floor
     Rolling Meadows, IL  60008

     We refer to the Amended and Restated Credit Agreement, dated as of August 28, 1998 (herein, as amended or modified called the "AMENDED AND RESTATED CREDIT AGREEMENT"), among Mikohn Gaming Corporation, a Nevada corporation, the financial institutions from time to time party thereto, as Lenders, and First Source Financial LLP, an Illinois registered limited liability partnership, as Agent for such Lenders. Capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Amended and Restated Credit Agreement. Section references used herein refer to such Sections in the Amended and Restated Credit Agreement.

     Borrower hereby certifies and warrants to you that the following is a true and correct computation as at _______________, 199__ (the "COMPUTATION DATE") of the following ratios and/or financial restrictions contained in Sections 8.1 through 8.7 of the Amended and Restated Credit Agreement for the periods shown:


                           [to be prepared by FSFP]


     Borrower hereby further certifies and warrants to you that no Default or Event of Default has occurred and is continuing since the most recent Compliance Certificate furnished by the Borrower to the Agent except for such Defaults or Events of Default, if any, as follows:

________________________________________________________________________________
_________________________________________________

     IN WITNESS WHEREOF, Borrower has caused this Certificate to be executed and delivered by its duly authorized officer this ____ day of __________, 199_.


                                            MIKOHN GAMING CORPORATION,
                                            a Nevada corporation


                                            By:__________________________
                                            Name:________________________
                                            Title:_______________________

                                   EXHIBIT I
                                   ---------

                  FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT
                  -------------------------------------------

                                                            ____________, ______

     Reference is made to the Agreement described in ITEM 2 of ANNEX I annexed hereto (as amended through the date hereof, the "AMENDED AND RESTATED CREDIT AGREEMENT"). [ASSIGNOR] (the "ASSIGNOR") and [ASSIGNEE] (the "ASSIGNEE") agree as follows:

     1. When capitalized and used herein, terms defined in the Amended and Restated Credit Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Amended and Restated Credit Agreement.

     2. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Amended and Restated Credit Agreement as of the date hereof which represents the percentage interest specified in the applicable sections of ITEM 4 of ANNEX I of all outstanding rights and obligations under the Amended and Restated Credit Agreement relating to the Revolving Loan Commitment, the Term Loan A Commitment and the Term Loan B Commitment. After giving effect to such sale and assignment, the Assignee's Revolving Loan Commitment, Term Loan A Commitment, Term Loan B Commitment and the amount of the Loans owing to the Assignee and the Assignee's interest in the Letters of Credit will be as set forth in ITEM 4 of ANNEX I.

     3. The Assignor (I) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (II) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Amended and Restated Credit Agreement of the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Amended and Restated Credit Agreement, the Notes, or any other instrument or document furnished pursuant thereto; and
(III) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or any of its Subsidiaries or the performance or observance by Borrower or any of its Subsidiaries of any of Borrower's obligations under the Amended and Restated Credit Agreement, the Notes, or any other instrument or document furnished pursuant thereto.

     4. The Assignee (I) represents that it is either (A) a Person organized under the laws of the United States or a state thereof or (B) if it is a Person organized under the laws of any jurisdiction other than the United States or any state thereof (a "FOREIGN LENDER"), the information set forth in the documents delivered pursuant to clause (VII) of this SECTION 4 is true and correct as of the date hereof; (II) confirms that it is either a commercial lender, other financial institution or "accredited investor" (as defined in Regulation D promulgated under the Securities Act of 1933, as amended) which makes loans or purchases notes in the ordinary course of business and that it will make all Loans under the Amended and Restated Credit Agreement solely for its own account in the ordinary course of business and not with a view to or for sale in connection with any distribution of the Notes; PROVIDED, HOWEVER, that (X) the Assignee shall not be deemed to have breached this representation by making assignments or granting participations as permitted in the Amended and Restated Credit Agreement and (Y) the disposition of the Notes, or other evidence of debt held by the Assignee shall at all times be within its exclusive control; (III) confirms that it has received a copy of the Amended and Restated Credit Agreement, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement; (IV) agrees that it will independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Amended and Restated Credit Agreement; (V) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Amended and Restated Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (VI) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Amended and Restated Credit Agreement are required to be performed by it as a Lender; and (VII) if it is a Foreign Lender, attaches two accurate and complete original signed copies of forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Amended and Restated Credit Agreement or, if applicable, such other documents as are necessary to indicate that such payments are subject to such rates at a rate reduced by an applicable tax treaty.

     5. Following the execution of this Assignment and Assumption Agreement by the Assignor and the Assignee, it will be delivered to the Agent for acceptance and recording by the Agent in the Register. The effective date (the "EFFECTIVE DATE") of this Assignment and Assumption Agreement shall be the date of execution and delivery hereof to the Agent by the Assignor and the Assignee.

     6. Upon such acceptance and recording by the Agent, as of the Effective Date, (I) the Assignee shall be a party to the Amended and Restated Credit Agreement and, to the extent provided in this Assignment and Assumption Agreement, have the rights and obligations of a Lender thereunder and (II) the Assignor shall, to the extent provided in this Assignment and Assumption Agreement, relinquish its rights and be released from its obligations under the Amended and Restated Credit Agreement.

     7. Upon such acceptance and recording by the Agent, from and after the Effective Date, the Agent shall make all payments under the Amended and Restated Credit Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and fees (if applicable) with respect thereto) to the Assignee. Upon the Effective Date, the Assignee shall pay to the Assignor the principal amount of any outstanding Loans under the Amended and Restated Credit Agreement which are being assigned hereunder, net of any closing costs. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Amended and Restated Credit Agreement for periods prior to the Effective Date directly between themselves on the Effective Date.

     8. This Assignment and Assumption Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Illinois, without regard to conflict of laws provisions.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement and ANNEX I hereto be executed by their respective officers thereunto duly authorized, as of the date first above written.

                         [NAME OF ASSIGNOR], as Assignor


                         By:_____________________________________
                         Name:___________________________________
                         Title:__________________________________


                         [NAME OF ASSIGNEE], as Assignee


                         By:_____________________________________
                         Name:___________________________________
                         Title:__________________________________


Accepted:

FIRST SOURCE FINANCIAL LLP,
as Agent


By:______________________________
Name:____________________________
Title:___________________________

                                    ANNEX I
                                    -------

1.   Borrower:                          MIKOHN GAMING CORPORATION, a
                                        Nevada corporation

2.   Name and Date of
     Amended and Restated Credit Agreement:             Amended and
                                                        Restated Credit
                                                        Agreement dated as
                                                        of August 28, 1998
                                                        among Borrower,
                                                        each of the financial
                                                        institutions initially
                                                        a signatory thereto,
                                                        together with those
                                                        assignees pursuant to
                                                        SECTION 11.8 thereof,
                                                        and First Source
                                                        Financial LLP, as Agent
3.   Effective Date:                         _____, __

4.   Amounts  (as of Date in
     Item #3 above):

     A.   Revolving Loan Commitment
          of Assignor immediately
          prior to Effective Date:           $_______

     B.   Assigned Share:                    _____%

     C.   Amount of Assigned Share:          $_______

     D.   Revolving Loans and Letter
          of Credit Participations of
          Assignor outstanding
          immediately prior to
          Effective Date:                    $_______

     E.   Revolving Loans and Letter
          of Credit Participations of
          Assignee outstanding
          on the Effective Date:             $_______

     F.   Term Loan A Commitment of
          Assignor immediately prior to

          Effective Date:                    $_______

     G.   Assigned Share:                    _____%

     H.   Amount of Assigned Share:          $_______

     I.   Principal Balance of Term Loan A
          of Assignor outstanding
          immediately prior to
          Effective Date:                    $_______

     J.   Principal Balance of Term Loan A
          of Assignee outstanding on the
          Effective Date:                    $_______

     K.   Term Loan B Commitment of
          Assignor immediately prior to
          Effective Date:                    $_______

     L.   Assigned Share:                    _____%

     M.   Amount of Assigned Share:          $_______

     N.   Principal Balance of Term Loan B
          of Assignor outstanding
          immediately prior to
          Effective Date:                    $_______

     O.   Principal Balance of Term Loan B
          of Assignee outstanding on the
          Effective Date:                    $_______

5.   Notice and Payment Instructions:

     ASSIGNOR:

     PAYMENT                                 NOTICE
     -------                                 ------
     ________________________________        ______________________________
     ________________________________        ______________________________
     ________________________________        ______________________________
     ________________________________        ______________________________
     ASSIGNEE:

     PAYMENT                                 NOTICE
     -------                                 ------
     ________________________________        ______________________________
     ________________________________        ______________________________
     ________________________________        ______________________________

Accepted and Agreed To By:


[NAME OF ASSIGNEE]                [NAME OF ASSIGNOR]


By:_______________________        By:____________________________
Title:____________________        Title:_________________________


Dated: _______________, _________